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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                      Union Pacific Resources Group, Inc.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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                          UNION PACIFIC RESOURCES GROUP
                                 777 MAIN STREET
                             FORT WORTH, TEXAS 76102



                                                                   June 22, 2000


Dear Fellow Shareholder:

We have previously sent you proxy material for the Special Meeting of Union Pacific Resources Group to be held on July 13, 2000, at which you are being asked to vote upon a proposal to approve the merger agreement with Anadarko Petroleum Corporation. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS VOTE FOR THE MERGER WITH ANADARKO.

Since approval of the merger requires an affirmative vote by holders of a majority of the outstanding stock, not voting will have the same effect as a vote against the merger. YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. PLEASE VOTE YOUR PROXY TODAY BY TELEPHONE, VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.

Very truly yours,

/s/ GEORGE LINDAHL III

George Lindahl III
Chairman, President and
   Chief Executive Officer







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                             MAKE YOUR VOTE COUNT!

           REMEMBER, YOU CAN VOTE BY TELEPHONE OR VIA THE INTERNET --
              SIMPLY FOLLOW THE EASY INSTRUCTIONS ON THE ENCLOSED
                            VOTING INSTRUCTION FORM.

      If you have any questions, or need assistance in voting your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                         TOLL-FREE, AT 1-888-750-5835.

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